Investments - Credit portion of other-than-temporary impairments on fixed maturities for which the non-credit portion of an impairment has been recognized in OCI (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Other than Temporary Impairment, Credit Losses Recognized in Earnings [Roll Forward]
Balance at January 1	$ 110	$ 115	$ 125
Additional credit impairments on:
Previously impaired securities	1	0	0
Securities without prior impairments	0	1	0
Reductions due to sales or redemptions	(7)	(6)	(10)
Balance at December 31	$ 104	$ 110	$ 115